  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Concord Pike, Suite 301 Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Information Statement on Schedule 14C (the “Information Statement”) of Standard Diversified Opportunities Inc. (the “Company”) filed with the Securities and Exchange Commission on July 28, 2017, the stockholders of the Company approved the Company’s 2017 Omnibus Equity Compensation Plan (the “Plan”). The Plan became effective as of August 17, 2017.

Item 8.01	Other Events.

As previously disclosed in the Information Statement, the stockholders of the Company approved the amendment and restatement of the Company’s Fifth Amended and Restated Certificate of Incorporation. The Company filed its Sixth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on August 18, 2017.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed with this report.

Exhibit Number	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of the Company
10.1	2017 Omnibus Equity Compensation Plan (Incorporated by reference herein from Exhibit B to the Information Statement.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: August 21, 2017	By:	/s/ Edward J. Sweeney
	Name:	Edward J. Sweeney
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of the Company
10.1	2017 Omnibus Equity Compensation Plan (Incorporated by reference herein from Exhibit B to the Information Statement.)